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                               LEADER MUTUAL FUNDS

                      Supplement Dated May 15, 2003 to the
   Institutional Shares, Investor A and B Shares and Sweep Shares Prospectuses
                              Dated January 1, 2003

                            LEADER GROWTH EQUITY FUND
                           LEADER GROWTH & INCOME FUND
                              LEADER BALANCED FUND
                           LEADER TAX-EXEMPT BOND FUND
                       LEADER TAX-EXEMPT MONEY MARKET FUND
                            LEADER MONEY MARKET FUND
                        LEADER TREASURY MONEY MARKET FUND

         Effective immediately, Walter A. Hellwig will be responsible for day-to-day portfolio management of the LEADER Growth Equity Fund and LEADER Growth & Income Fund. Mr. Hellwig has been a co-manager of each of these funds since the end of 2002. In addition, effective immediately, Paul B. Anderson and Walter A. Hellwig will be responsible for day-to-day management of the LEADER Balanced Fund. Mr. Anderson has been a co-manager of this fund since March 2003.

         Effective March 7, 2003, Chad A. Stafko and Dennis J. Whittaker, CFA, assumed responsibility for day-to-day portfolio management of the LEADER Tax-Exempt Bond Fund and each LEADER Money Fund. Mr. Stafko has been a co-manager of each of these funds since the end of 2002.

          Mr. Whittaker is a graduate of the University of Arkansas and is currently a Vice President and Senior Portfolio Manager at Union Planters Investment Advisors. Prior to joining the Union Planters organization in December 2002, Mr. Whittaker directed the financial services group for Duncan Williams, Inc., a regional broker/dealer, from April 2002 to December 2002, where he was responsible for production of various market and economic commentaries, trade recommendations and portfolio analytics for the firm's banking and credit union clientele. Mr. Whittaker served as a public and structured finance-underwriting analyst for Llama Company, a regional broker/dealer, from 1997 to 1999, and served as a fixed income portfolio manager for Arvest Asset Management from 1999 to 2002.

         Please refer to the Prospectus for information regarding Messrs. Anderson, Hellwig and Stafko.


                                  * * * * * * *

         This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus. Investors should retain this Supplement for future reference.

                                                                 ALLPRO-SUP05/03